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                                                                          Page 1

                                                                   EXHIBIT T3A-1

                                    DELAWARE
                                ---------------
                                THE FIRST STATE

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "TRENWICK AMERICA LLC", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF AUGUST, A.D. 2005, AT 8:53 O'CLOCK P.M.

                                     [SEAL]

                                       Harriec Smith Windsor
                                       -----------------------------------------
                                       Harriec Smith Windsor, Secretary of State
4016078 8100                                             AUTHENTICATION: 4095355

050674078                                                         DATE: 08-16-05

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                                                       State of Delaware
                                                       Secretary of State
                                                  Division 08:53 PM 08/15/2005
                                                   FILED 06:53 PM 08/15/2005
                                                  SRV 050674078 - 4016078 FILE

                            CERTIFICATE OF FORMATION

                                       OF

                              TRENWICK AMERICA LLC

      This Certificate of Formation of Trenwick America LLC is executed by the undersigned authorized person for the purpose of forming a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. Section 18-101, et seq.).

      FIRST: The name of the limited liability company is Trenwick America LLC.

      SECOND: The address of the registered office of the limited liability company is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of the limited liability company's registered agent at such address is The Corporation Trust Company.

      THIRD: This Certificate of Formation shall be effective on the date of filing.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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      IN WITNESS WHEREOF, the undersigned has executed this Certificate of
Formation on this 15th day of August, 2005.

                                           By:    /s/ Morris D. Weiss
                                                  ------------------------------
                                           Name:  Morris D. Weiss
                                           Title: Managing Director of
                                                  Tejas Securities Group, Inc.

                                       2
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Trenwick America Corporation                                         [ILLEGIBLE]
TRENEICK                                                             [ILLEGIBLE]
--------                                                             [ILLEGIBLE]
                                                                     [ILLEGIBLE]

                                NOTICE OF CONSENT

                                       OF

                          TRENWICK AMERICA CORPORATION

To the Secretary of State of the State of Delaware:

      On behalf of Trenwick America Corporation, a Delaware corporation, the undersigned hereby gives Trenwick America LLC unequivocal consent to use the name "Trenwick America LLC" in connection with any and all activities conducted by it in the State of Delaware and consents to the use of said name in the Certificate of Formation that Trenwick America LLC plans to file with the Secretary of State of Delaware.

               EXECUTED as of the 2nd day of August, 2005.

                                                  Trenwick America Corporation

                                                  By: /s/ Timothy R. Graham
                                                      ------------------------
                                                  Name: Timothy R. Graham
                                                  Title: CRO